UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2013

METALS USA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34685	20-3779274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Commercial Blvd., Suite 905 Fort Lauderdale, Florida		33308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 202-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On February 6, 2013, Metals USA Holdings Corp. (the “Company”) issued a press release announcing financial results for the three and twelve months ended December 31, 2012. The press release is furnished as Exhibit 99.1 to this report.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The Company issued a joint press release with Reliance Steel & Aluminum Co. (“Reliance”) on February 6, 2013, regarding the entry into a merger agreement providing for the acquisition of the Company by Reliance on the terms and conditions contained therein. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information

This report and attached press release, filed as Exhibit 99.2, is being filed with respect to the proposed acquisition transaction involving the Company and Reliance. The Company will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd. Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibits Number	Description

99.1	Press Release announcing financial results, dated February 6, 2013.

99.2	Joint Press Release issued by the Company and Reliance announcing the execution of the merger agreement, dated February 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALS USA HOLDINGS CORP.

Date: February 6, 2013	/s/ Robert C. McPherson III
Name: Robert C. McPherson III
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release announcing financial results, dated February 6, 2013.

99.2	Joint Press Release issued by the Company and Reliance announcing the execution of the merger agreement, dated February 6, 2013.